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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): SEPTEMBER 25, 2003

                         ------------------------------

                            CENTERPOINT ENERGY, INC.
             (Exact name of registrant as specified in its charter)

            TEXAS                                  1-31447                              74-0694415
(State or other jurisdiction              (Commission File Number)                     (IRS Employer
      of incorporation)                                                             Identification No.)

                    1111 LOUISIANA
                    HOUSTON, TEXAS                                            77002
       (Address of principal executive offices)                            (Zip Code)

       Registrant's telephone number, including area code: (713) 207-1111

                         ------------------------------

                           TEXAS GENCO HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

            TEXAS                                  1-31449                              76-0695920
(State or other jurisdiction              (Commission File Number)                     (IRS Employer
      of incorporation)                                                             Identification No.)


                    1111 LOUISIANA
                    HOUSTON, TEXAS                                            77002
       (Address of principal executive offices)                            (Zip Code)

       Registrant's telephone number, including area code: (713) 207-1111

                         ------------------------------



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ITEM 5.  OTHER EVENTS.

         On September 25, 2003, Texas Genco Holdings, Inc. ("Texas Genco"), a majority-owned subsidiary of CenterPoint Energy, Inc., announced that it will mothball gas-fired generation in two phases totaling 2,990 megawatts (MW). Texas Genco's decision was based on its July and September capacity auction results combined with high forecasted reserve margins in the Electric Reliability Council of Texas ("ERCOT"). Three units totaling 777 MW will be seasonably mothballed from October of 2003 through April of 2004. They include Webster Unit 3 (374 MW), which is currently in mothball status, T.H. Wharton Unit 2 (229 MW) and Deepwater Unit 7 (174 MW). In addition, all four P.H. Robinson units totaling 2,213 MW will be mothballed from October 2003 through April 2005. This includes Unit 3, which is currently in mothball status. This action will reduce Texas Genco's operating costs.

         Texas Genco will request ERCOT to determine whether any of the mothballed units are required for reliability purposes.

           CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

         Some of the statements in this report are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those expressed or implied by these statements. You can generally identify our forward-looking statements by the word "will" or other similar words.

         We have based our forward-looking statements on our management's beliefs and assumptions based on information available to our management at the time the statements are made. We caution you that assumptions, beliefs, expectations, intentions and projections about future events may and often do vary materially from actual results. Therefore, we cannot assure you that actual results will not differ materially from those expressed or implied by our forward-looking statements.

         Unanticipated actions by ERCOT could cause actual results to differ materially from those expressed or implied in forward-looking statements. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CENTERPOINT ENERGY, INC.



Date: September 25, 2003                  By:  /s/ James S. Brian
                                             -----------------------------------
                                             James S. Brian
                                             Senior Vice President and
                                             Chief Accounting Officer


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TEXAS GENCO HOLDINGS, INC.



Date: September 25, 2003                  By: /s/ James S. Brian
                                             -----------------------------------
                                             James S. Brian
                                             Senior Vice President and
                                             Chief Accounting Officer